Exhibit 99.1
                                 ------------
             CSC Computational Materials dated December 15, 2004

     [LOGO OMITTED] Countrywide                             Countrywide Asset-
     --------------------------            Backed Certificates, Series 2004-S1
       SECURITIES COPRORATION
A Countrywide Capital Markets Company

------------------------------------------------------------------------------


                              ABS New Transaction


                            Computational Materials
                            -----------------------


                                 $415,000,000
                                 (Approximate)

                                  CWABS, Inc.
                                   Depositor

                          ASSET-BACKED CERTIFICATES,
                                SERIES 2004-S1




                          [LOGO OMITTED] Countrywide
                          --------------------------
                                  HOME LOANS
                          Seller and Master Servicer

     [LOGO OMITTED] Countrywide                                          Computational Materials
     --------------------------            for
       SECURITIES COPRORATION              Countrywide Asset-Backed Certificates, Series 2004-S1
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------

The attached tables and other sample pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Countrywide Securities, the issuer of the securities nor any of its other affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a sample pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this sample pool may be deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date. This sample pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the sample pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the sample pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities. account representative.

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                    Page 2

     [LOGO OMITTED] Countrywide                                          Computational Materials
     --------------------------            for
       SECURITIES COPRORATION              Countrywide Asset-Backed Certificates, Series 2004-S1
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.









------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                    Page 3

     [LOGO OMITTED] Countrywide                                                                       Computational Materials
     --------------------------                                         for
       SECURITIES COPRORATION                                           Countrywide Asset-Backed Certificates, Series 2004-S1
A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------

Preliminary Term Sheet                                                                       Date Prepared: December 15, 2004

                                                  $415,000,000 (APPROXIMATE)


                                        CWABS ASSET-BACKED CERTIFICATES, SERIES 2004-S1

-----------------------------------------------------------------------------------------------------------------------------

              Principal      WAL (Years)       Payment Window         Expected      Last Scheduled      Certificate
 Class        Amount (1)   Call/Mat (2)(3)    (Mos) Call/Mat (3)   (S&P/Moody's)     Distribution          Type
 -----        ----------   ---------------    ------------------   -------------    ---------------     -----------
A-1          $203,183,000    0.84 / 0.84          1-20 / 1-20         AAA/Aaa         Dec 2018      Floating Rate Senior
A-2             6,843,000    2.29 / 2.29         20-36 / 20-36        AAA/Aaa         Mar 2020      Fixed Rate Senior
A-3            73,474,000    4.69 / 5.62        36-63 / 36-356        AAA/Aaa         Feb 2035      Fixed Rate Senior
A-IO (4)      415,000,000        NA                   NA              AAA/Aaa         Feb 2035      Interest Only Senior
M-1            23,863,000    3.95 / 4.36        39-63 / 39-356         AA/Aa2         Feb 2035      Fixed Rate Subordinate
M-2            13,488,000    3.84 / 4.25        37-63/ 37-356           A/A2          Feb 2035      Fixed Rate Subordinate
M-3             4,149,000    3.81 / 4.22        37-63 / 37-356          A-/A3         Feb 2035      Fixed Rate Subordinate
             ------------
 Total (5):  $415,000,000
-----------------------------------------------------------------------------------------------------------------------------


(1) The principal balance of each Class of Certificates is subject to a +/- 10% variance.
(2) The Certificates are priced to call. The fixed rate coupons on the Class A-2, Class A-3, Class M-1, Class M-2 and Class M-3 Certificates each increase by 0.50% after the Clean-up Call date.
(3)  See "Pricing Prepayment Speed" below.
(4)  Notional Balance.
(5)  Excludes the Class A-IO notional balance.

Transaction Participants
------------------------
Trust:                      Asset-Backed Certificates, Series 2004-S1.

Depositor:                  CWABS, Inc. (a limited purpose finance subsidiary of Countrywide Financial Corporation).

Seller:                     Countrywide Home Loans, Inc. ("Countrywide").

Master Servicer:            Countrywide Home Loans Servicing LP, an affiliate of the Seller.

Underwriters:               Countrywide Securities Corporation.

Pool Policy Provider:       United Guaranty Residential Insurance Company of North Carolina ("UGI").

Trustee/Custodian:          The Bank of New York, a New York banking corporation.

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                    Page 4

     [LOGO OMITTED] Countrywide                                                                       Computational Materials
     --------------------------                                         for
       SECURITIES COPRORATION                                           Countrywide Asset-Backed Certificates, Series 2004-S1
A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------

Relevant Dates
--------------

Expected Pricing Date:      December [15], 2004.

Expected Closing Date:      December [29], 2004.

Expected Settlement Date:   December [29], 2004.

Sample Pool
Calculation Date:           December 1, 2004.

Cut-off Date:               For each Mortgage Loan, the later of December 1, 2004, or the origination date of such Mortgage
                            Loan.

Interest Accrual Period:    The "Interest Accrual Period" for each Distribution Date with respect to the Certificates (other than the Class A-1 Certificates) will be the calendar month preceding the month in which such
                            Distribution Date occurs (on a 30/360 day basis). The Interest Accrual Period for each
                            Distribution Date with respect to the Class A-1 Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 day basis).

Distribution Dates:         The 25th day of each month (or, if not a business day, the next succeeding business day), commencing in January 2005.

The Collateral
--------------

Mortgage Loans:             As of the Sample Pool Calculation Date, the aggregate principal balance of the Mortgage Loans was approximately $198,117,513 (the "Sample Pool"), all of which were fixed rate, closed-end, second lien Mortgage Loans (the "Mortgage Loans"). It is expected that (a) additional Mortgage Loans will be delivered to the Trust on the Closing Date and (b) certain Mortgage Loans may be pre-paid, become ineligible for transfer to the Trust or may otherwise be deleted from the Sample Pool and therefore will not be delivered to the Trust on the Closing Date. However, it is not expected that the characteristics of the pool of Mortgage Loans delivered to the Trust on the Closing Date will vary materially from the characteristics of the Sample Pool. The aggregate principal balance of the Mortgage Loans, as of the respective Cut-off dates for such Mortgage Loans, delivered to the
                            Trust on the Closing Date is not expected to be less than approximately $415,000,000. See the attached collateral descriptions for additional information.

The Certificates
----------------

Description of
Certificates:               The Trust will issue the Class A-1, Class A-2 and Class A-3 (together, the "Class A
                            Certificates"), Class A-IO, Class A-R, Class M-1, Class M-2 and Class M-3 Certificates
                            (collectively, the "Certificates"). The Class A, Class A-IO and Class A-R Certificates may
                            sometimes be referred to herein as the "Senior Certificates." The Class M-1, Class M-2 and Class
                            M-3 Certificates may sometimes be referred to herein as the "Subordinate Certificates."


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                    Page 5

     [LOGO OMITTED] Countrywide                                                                       Computational Materials
     --------------------------                                         for
       SECURITIES COPRORATION                                           Countrywide Asset-Backed Certificates, Series 2004-S1
A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------

Non-Offered Certificates:   The "Non-Offered Certificates" consist of the Class A-R Certificates, which may be offered in the future.

Federal Tax Status:         It is anticipated that the Certificates will represent ownership of REMIC regular interests for tax purposes.

Registration:               The Certificates will be available in book-entry form through DTC, Clearstream, Luxembourg or
                            Euroclear.

ERISA Eligibility:          The Certificates are expected to be ERISA eligible. Prospective investors must review the related prospectus and prospectus supplement and consult with their professional advisors for a more detailed description of these matters prior to investing in the Certificates.

SMMEA Treatment:            The Certificates are not expected to constitute "mortgage related securities" for purposes of
                            SMMEA.

Pass-Through Rate:          The "Pass-Through Rate" on each Class of Certificates (other than the Class A-IO Certificates)
                            will be equal to the lesser of (a) (i) the fixed rate for each Class (other than the Class A-1
                            Certificates), subject to a step up in coupon to the extent provided below, or (ii) in the case of the Class A-1 Certificates, one-month LIBOR plus the margin for such Class, and (b) the Net Rate
                            Cap.

                            The Pass-Through Rate on the Class A-IO Certificates will be equal to the excess of (a) the weighted average Net Mortgage Rate of the Mortgage Loans over (b) the weighted average of the
                            Pass-Through Rates of the Certificates (other than the Class A-IO Certificates) adjusted to an effective rate reflecting the calculation of interest on a 30/360 day basis.

Net Rate Cap:               The "Net Rate Cap" is equal to the weighted average Net Mortgage Rate of the Mortgage Loans, adjusted in the case of the Class A-1 Certificates to an effective rate for the related accrual period reflecting the calculation of interest on the basis of the actual number of days elapsed during such period and a 360-day year.

Corridor Contract:          The Trust will include a one-month LIBOR corridor contract (the "Corridor Contract") for the benefit of the Class A-1 Certificates. On the Closing Date, the notional amount of the Corridor
                            Contract will equal approximately $203,183,000, and will amortize down pursuant to an amortization schedule (as set forth in an appendix hereto) that is generally estimated to decline in relation to the amortization of the Class A-1 Certificates. With respect to each Distribution Date, payments received on the Corridor Contract will be available to pay the holders of the Class A-1
                            Certificates the related Net Rate Carryover.

Net Mortgage Rate:          The "Net Mortgage Rate" for each Mortgage Loan is equal to the gross mortgage rate of such
                            Mortgage Loan less the sum of (a) the servicing fee rate, (b) the trustee fee rate, and (c) for the loans covered under the UGI Policy, the UGI Policy premium rate.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                    Page 6

     [LOGO OMITTED] Countrywide                                                                       Computational Materials
     --------------------------                                         for
       SECURITIES COPRORATION                                           Countrywide Asset-Backed Certificates, Series 2004-S1
A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------

Basis Risk Carryforward:    For any Distribution Date and any Class of Certificates (other than the Class A-IO Certificates), the excess of: (a) the amount of interest that would have accrued on the Certificates during the related Interest Accrual Period had the rate not been limited by the Net Rate Cap, over (b) the amount of interest accrued on the Certificates during such period at the Net Rate Cap. The aggregate of any such shortfalls from previous Distribution Dates, together with accrued interest thereon (at the then applicable Pass-Through Rate, excluding the Net Rate Cap for such class of
                            Certificates), will be paid on subsequent Distribution Dates to the extent funds are available therefore.

Optional Termination:       The terms of the transaction allow for a clean-up call (the "Clean-up Call"), which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10%
                            of the aggregate principal balance as of the Cut-off Date of the Mortgage Loans included in the pool on the Closing Date.

Pricing Prepayment Speed:   The Senior Certificates and the Subordinate Certificates will be priced based on the following collateral prepayment assumptions:

                            100% PPC, which assumes 15% CPR in month 1, an additional 1/11th of 20% CPR for each month thereafter, building to 35% CPR in month 12 and remaining constant at 35% CPR thereafter.

Step-up Coupon (after
Optional Termination):      After the earliest date on which the Clean-up Call may be exercised (the "Clean-up Call Date"), the fixed Pass-Through Rates on the Class A-2, Class A-3, Class M-1, Class M-2 and Class M-3
                            Certificates will each increase by 0.50%.

Advances:                   The Master Servicer will make cash advances with respect to delinquent payments of principal and interest on the Mortgage Loans to the extent that the Master Servicer reasonably believes that such cash advances will be recoverable from future payments on the related Mortgage Loans.

Priority of
Distributions:              Available funds from the Mortgage Loans will be distributed as follows:

                            1. Interest Funds. Interest funds will be distributed as follows: current and unpaid interest, to the Senior Certificates, pro rata based on their respective interest distribution amounts;
                               then, current and unpaid interest sequentially to the Class M-1 Certificates, the Class M-2
                               Certificates and Class M-3 Certificates, in that order.
                            2. Principal Funds. Principal funds will be distributed as follows: monthly principal to the Class
                               A Certificates as described under "Principal Paydown" and "Class A Principal Distribution",
                               then monthly principal to the Class M-1 Certificates as described under "Principal Paydown,"
                               then monthly principal to the Class M-2 Certificates as described under "Principal Paydown"
                               and, finally, monthly principal to the Class M-3 Certificates as described under "Principal
                               Paydown."



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                    Page 7

     [LOGO OMITTED] Countrywide                                                                       Computational Materials
     --------------------------                                         for
       SECURITIES COPRORATION                                           Countrywide Asset-Backed Certificates, Series 2004-S1
A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------

Stepdown Date:              The earlier to occur of:
                               (i)    the Distribution Date on which the aggregate principal balance of the Senior
                                      Certificates is reduced to zero; and
                               (ii)   the later to occur of:
                                             a. the Distribution Date in January 2008.
                                             b. the first Distribution Date on which the principal balance of the Senior
                                                Certificates is less than or equal to 80.00% of the principal balance of the
                                                Mortgage Loans for such Distribution Date.

Trigger Event:              A "Trigger Event" will be in effect on a Distribution Date on or after the Stepdown Date if either
                            (or both) a Delinquency Trigger or a Cumulative Loss Trigger is in effect on such Distribution
                            Date.

Delinquency Trigger:        With respect to the Certificates, a "Delinquency Trigger" will occur if the three month rolling average 60+ day delinquency percentage (including bankruptcy, foreclosure, and REO) for the outstanding Mortgage Loans equals or exceeds [TBD]% of the Senior Enhancement Percentage. As used above, the "Senior Enhancement Percentage" with respect to any Distribution Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i) the aggregate current principal balance of the Mortgage Loans for the preceding Distribution Date, over (ii) the aggregate certificate principal balance of the most senior class or classes of Certificates as of the preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate current principal balance of the Mortgage Loans for the preceding Distribution Date.

Cumulative Loss Trigger:    With respect to the Certificates, a "Cumulative Loss Trigger" will occur if the aggregate amount of Realized Losses on the Mortgage Loans exceeds the applicable percentage of the Cut-off Date
                            Principal Balance of the Mortgage Loans, as set forth below:

                              Period (month)                  Percentage
                              --------------                  ----------
                              January 2008-December 2008      [TBD]% with respect to January 2008, plus an additional 1/12th of
                                                              [TBD]% for each month thereafter
                              January 2009-December 2009      [TBD]% with respect to January 2009, plus an additional 1/12th of
                                                              [TBD]% for each month thereafter
                              January 2010-December 2010      [TBD]% with respect to January 2010, plus an additional 1/12th of
                                                              [TBD]% for each month thereafter
                              January 2011 and thereafter     [TBD]%

Principal Paydown:          Prior to the Stepdown Date, or if a Trigger Event is in effect on such Distribution Date, 100% of principal will be paid to the Class A Certificates (as described under "Class A Principal
                            Distribution" below), provided, however if the Class A Certificates have been retired, principal will be applied sequentially first to the Class M-1 Certificates, second to the Class M-2
                            Certificates and last to the Class M-3 Certificates.



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                    Page 8

     [LOGO OMITTED] Countrywide                                                                       Computational Materials
     --------------------------                                         for
       SECURITIES COPRORATION                                           Countrywide Asset-Backed Certificates, Series 2004-S1
A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------

                            On any Distribution Date on or after the Stepdown Date, and if a Trigger Event is not in effect on such Distribution Date, the Offered Certificates will be entitled to receive payments of principal in the following order of priority: (i) first to the Class A Certificates (as described under
                            "Class A Principal Distribution" below), such that the unpaid principal balance of the Senior
                            Certificates in the aggregate will have 20.00% subordination, (ii) second, to the Class M-1
                            Certificates such that the Class M-1 Certificates will have 8.50% Subordination, (iii) third, to the Class M-2 Certificates will have 2.00% Subordination and (iv) last, any remaining principal to the Class M-3 Certificates.

Class A Principal
Distribution:               Unless the Subordination provided by the Class M-1, Class M-2 and Class M-3 Certificates has been reduced to zero, principal will be distributed to the Class A Certificates in the following order of priority:

                            1.  Sequentially to the Class A-1, Class A-2 and Class A-3 Certificates until their respective principal balances are reduced to zero.

                            If the balance of the Class A Certificates is equal to, or in excess of, the stated principal balances of the Mortgage Loans, principal will be distributed pro rata among the Class A
                            Certificates.

Credit Enhancement:         The Trust will include the following credit enhancement mechanisms, each of which is intended to provide credit support for some or all of the Certificates, as the case may be:

                             -------------- ------------------ ----------------------------------------
                             Class          S&P/ Moody's       Credit Enhancement (at Issuance) (1)
                             -------------- ------------------ ----------------------------------------
                             Class A        AAA/Aaa            [19.45]%
                             -------------- ------------------ ----------------------------------------
                             Class M-1      AA/Aa2             [13.70]%
                             -------------- ------------------ ----------------------------------------
                             Class M-2      A/A2               [10.45]%
                             -------------- ------------------ ----------------------------------------
                             Class M-3      A-/A3              [9.45]%
                             -------------- ------------------ ----------------------------------------
                                 (1) Includes: Subordination (if applicable), Pool Policy coverage and the Countywide Contractual Obligation.

                            1.  Pool Policy. A private insurance policy insuring the Certificates (other than the Class A-IO
                                Certificates) against losses of up to approximately $31,000,000 (i.e., 8.50% coverage on
                                87.63% of the aggregate principal balance of the Mortgage Loans, or 7.45%, of the aggregate original Certificate balance of the Certificates), subject to certain carveouts, will be issued by UGI for the benefit of the Certificates (the "UGI Policy"). The UGI Policy will be available with respect to the Certificates (other than the Class A-IO Certificates) to make payments to the extent of any losses net of coverage exclusions ("Excluded Amounts"), up to the amount remaining under the UGI Policy. The amount of coverage under the UGI Policy will be decreased (and will not be replenished) on each Distribution Date to the extent of any payments made by UGI under the UGI Policy.



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                    Page 9

     [LOGO OMITTED] Countrywide                                                                       Computational Materials
     --------------------------                                         for
       SECURITIES COPRORATION                                           Countrywide Asset-Backed Certificates, Series 2004-S1
A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------

                            2.  Reimbursement of Certain Losses by the Seller. A contractual obligation in the amount of approximately $[8,300,000] (i.e., [2]% of the aggregate original Certificate balance of the
                                Certificates) will be made by Countrywide (the "Countrywide Contractual Obligation") for the
                                benefit of the Certificates (other than the Class A-IO Certificates). The Countrywide
                                Contractual Obligation will be available to make payments in respect of Excluded Amounts and losses in excess of the coverage amount of the UGI Policy, up to the amount remaining under the Countrywide Contractual Obligation. The amount of the Countrywide Contractual Obligation will be decreased (and will not be replenished) on each Distribution Date to the extent of any payments made by Countrywide under the Countrywide Contractual Obligation.

                            3.  Subordination. The Class M-3 Certificates will be subordinate to, and provide credit support for, the Senior Certificates, Class M-1 Certificates and Class M-2 Certificates. The Class M-2
                                Certificates will be subordinate to, and provide credit support for, the Senior Certificates and the Class M-1 Certificates. The Class M-1 Certificates will be subordinate to, and provide credit support for, the Senior Certificates.

Realized Losses:            If a Mortgage Loan becomes a liquidated loan, the net liquidation proceeds relating thereto and allocated to principal may be less than the principal balance of such Mortgage Loan. In such a case, the amount of such insufficiency will be a "Realized Loss." Realized Losses will, in effect, be absorbed first by the UGI Policy (or, if the Realized Loss is an Excluded Amount, by the
                            Countrywide Contractual Obligation), then by the Countrywide Contractual Obligation. Following the
                            reduction of any amount available under the Countrywide Contractual Obligation and the UGI Policy
                            to zero, all allocable Realized Losses will be applied first to the Class M-3 Certificates, then to the Class M-2 Certificates and then to the Class M-1 Certificates. Any Realized Losses allocated to the foregoing Subordinate Certificates will not bear interest and will not be reimbursed.


            [Discount Margin and Yield Sensitivity Tables and Collateral Tables to follow]


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                    Page 10

     [LOGO OMITTED] Countrywide                                                      Computational Materials
     --------------------------                        for
       SECURITIES COPRORATION                          Countrywide Asset-Backed Certificates, Series 2004-S1
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------

                 Yield and Discount Margin Sensitivity Tables



         Class A-1 (To Call)
         --------------------------------------------------------------------
              Margin               0.20%
         --------------------------------------------------------------------
         Percent of Pricing        0%      80%      100%     120%     150%
         Prepayment Speed

         ====================================================================
          DM @ 100-00              20       20       20       20       20
         ====================================================================
          WAL (yr)                7.74     1.03     0.84     0.71     0.58
          MDUR (yr)               6.86     1.01     0.83     0.70     0.57
          First Prin Pay         Jan05    Jan05    Jan05    Jan05    Jan05
          Last Prin Pay          Jun18    Jan07    Aug06    May06    Jan06
         --------------------------------------------------------------------


         Class A-1 (To Maturity)
         --------------------------------------------------------------------
              Margin               0.20%
         --------------------------------------------------------------------
         Percent of Pricing        0%      80%      100%     120%     150%
         Prepayment Speed

         ====================================================================
          DM @ 100-00              20       20       20       20       20
         ====================================================================
          WAL (yr)                7.74     1.03     0.84     0.71     0.58
          MDUR (yr)               6.86     1.01     0.83     0.70     0.57
          First Prin Pay         Jan05    Jan05    Jan05    Jan05    Jan05
          Last Prin Pay          Jun18    Jan07    Aug06    May06    Jan06
         --------------------------------------------------------------------

         Class A-2 (To Call)
         --------------------------------------------------------------------
              Coupon              3.880%
         --------------------------------------------------------------------
         Percent of Pricing        0%      80%      100%     120%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00         3.89     3.82     3.79     3.77     3.73
         ====================================================================
          WAL (yr)               14.53     3.04     2.29     1.88     1.46
          MDUR (yr)              10.91     2.81     2.15     1.78     1.40
          First Prin Pay         Jun18    Jan07    Aug06    May06    Jan06
          Last Prin Pay          Sep19    May09    Dec07    Jun07    Nov06
         --------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                    Page 11

     [LOGO OMITTED] Countrywide                                                      Computational Materials
     --------------------------                        for
       SECURITIES COPRORATION                          Countrywide Asset-Backed Certificates, Series 2004-S1
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------

         Class A-2 (To Maturity)
         --------------------------------------------------------------------
              Coupon              3.880%
         --------------------------------------------------------------------
         Percent of Pricing        0%      80%      100%     120%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00         3.89     3.82     3.79     3.77     3.73
         ====================================================================
          WAL (yr)               14.53     3.04     2.29     1.88     1.46
          MDUR (yr)              10.91     2.81     2.15     1.78     1.40
          First Prin Pay         Jun18    Jan07    Aug06    May06    Jan06
          Last Prin Pay          Sep19    May09    Dec07    Jun07    Nov06
         --------------------------------------------------------------------




         Class A-3 (To Call)
         --------------------------------------------------------------------
              Coupon              4.641%
         --------------------------------------------------------------------
         Percent of Pricing        0%      80%      100%     120%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00         4.66     4.63     4.61     4.59     4.55
         ====================================================================
          WAL (yr)               14.74     5.92     4.69     3.57     2.46
          MDUR (yr)              10.46     5.06     4.12     3.21     2.27
          First Prin Pay         Sep19    May09    Dec07    Jun07    Nov06
          Last Prin Pay          Sep19    Jul11    Mar10    Mar09    Mar08
         --------------------------------------------------------------------


         Class A-3 (To Maturity)
         --------------------------------------------------------------------
              Coupon              4.641%
         --------------------------------------------------------------------
         Percent of Pricing        0%      80%      100%     120%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00         4.66     4.70     4.69     4.68     4.61
         ====================================================================
          WAL (yr)               15.05     7.05     5.62     4.34     2.76
          MDUR (yr)              10.59     5.80     4.78     3.79     2.51
          First Prin Pay         Sep19    May09    Dec07    Jun07    Nov06
          Last Prin Pay          Aug34    Aug34    Aug34    Aug34    Aug34
         --------------------------------------------------------------------

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                    Page 12

     [LOGO OMITTED] Countrywide                                                      Computational Materials
     --------------------------                        for
       SECURITIES COPRORATION                          Countrywide Asset-Backed Certificates, Series 2004-S1
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------



         Class M-1 (To Call)
         --------------------------------------------------------------------
              Coupon              5.074%
         --------------------------------------------------------------------
         Percent of Pricing        0%      80%      100%     120%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00         5.09     5.04     5.03     5.03     5.01
         ====================================================================
          WAL (yr)               14.64     4.55     3.95     3.71     3.24
          MDUR (yr)              10.11     3.93     3.49     3.31     2.92
          First Prin Pay         Sep18    Feb08    Mar08    Apr08    Mar08
          Last Prin Pay          Sep19    Jul11    Mar10    Mar09    Mar08
         --------------------------------------------------------------------


         Class M-1 (To Maturity)
         --------------------------------------------------------------------
              Coupon              5.074%
         --------------------------------------------------------------------
         Percent of Pricing        0%      80%      100%     120%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00         5.10     5.09     5.08     5.07     5.15
         ====================================================================
          WAL (yr)               14.78     5.05     4.36     4.05     4.30
          MDUR (yr)              10.16     4.26     3.77     3.56     3.76
          First Prin Pay         Sep18    Feb08    Mar08    Apr08    Jun08
          Last Prin Pay          Aug34    Aug34    Aug34    Aug34    Aug34
         --------------------------------------------------------------------


         Class M-2 (To Call)
         --------------------------------------------------------------------
              Coupon              5.298%
         --------------------------------------------------------------------
         Percent of Pricing        0%      80%      100%     120%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00         5.32     5.27     5.25     5.24     5.23
         ====================================================================
          WAL (yr)               14.64     4.51     3.84     3.47     3.22
          MDUR (yr)               9.95     3.88     3.38     3.09     2.89
          First Prin Pay         Sep18    Jan08    Jan08    Jan08    Feb08
          Last Prin Pay          Sep19    Jul11    Mar10    Mar09    Mar08
         --------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                    Page 13

     [LOGO OMITTED] Countrywide                                                      Computational Materials
     --------------------------                        for
       SECURITIES COPRORATION                          Countrywide Asset-Backed Certificates, Series 2004-S1
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------



         Class M-2 (To Maturity)
         --------------------------------------------------------------------
              Coupon              5.298%
         --------------------------------------------------------------------
         Percent of Pricing        0%      80%      100%     120%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00         5.32     5.31     5.30     5.29     5.29
         ====================================================================
          WAL (yr)               14.78     5.01     4.25     3.81     3.54
          MDUR (yr)              10.01     4.19     3.65     3.34     3.14
          First Prin Pay         Sep18    Jan08    Jan08    Jan08    Feb08
          Last Prin Pay          Aug34    Aug34    Aug34    Aug34    Aug34
         --------------------------------------------------------------------

         Class M-3 (To Call)
         --------------------------------------------------------------------
              Coupon              5.544%
         --------------------------------------------------------------------
         Percent of Pricing        0%      80%      100%     120%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00         5.57     5.51     5.50     5.49     5.48
         ====================================================================
          WAL (yr)               14.65     4.51     3.81     3.41     3.11
          MDUR (yr)               9.79     3.85     3.34     3.02     2.79
          First Prin Pay         Sep18    Jan08    Jan08    Jan08    Jan08
          Last Prin Pay          Sep19    Jul11    Mar10    Mar09    Mar08
         --------------------------------------------------------------------


         Class M-3 (To Maturity)
         --------------------------------------------------------------------
              Coupon              5.544%
         --------------------------------------------------------------------
         Percent of Pricing        0%      80%      100%     120%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00         5.57     5.56     5.54     5.53     5.52
         ====================================================================
          WAL (yr)               14.78     5.01     4.22     3.75     3.36
          MDUR (yr)               9.84     4.16     3.61     3.26     2.98
          First Prin Pay         Sep18    Jan08    Jan08    Jan08    Jan08
          Last Prin Pay          Aug34    Aug34    Aug34    Aug34    Aug34
         --------------------------------------------------------------------

                         [Collateral Tables to follow]



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                    Page 14

     [LOGO OMITTED] Countrywide                                                  Computational Materials for
     --------------------------                        Countrywide Asset-Backed Certificates, Series 2004-S1
       SECURITIES COPRORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------

                ---------------------------------------------------------------
                     Class A-1 Corridor Contract Agreement
                          Schedule and Strike Rates
                ---------------------------------------------------------------
                                Notional Schedule   Cap Strike    Cap Ceiling
                    Period             ($)             (%)           (%)
                ---------------------------------------------------------------
                      1            203,183,000        6.95196       8.25000
                      2            194,576,326        6.02213       8.25000
                      3            185,379,717        6.69354       8.25000
                      4            175,623,951        6.02103       8.25000
                      5            165,343,713        6.22949       8.25000
                      6            154,576,195        6.01991       8.25000
                      7            143,385,961        6.22838       8.25000
                      8            131,876,735        6.01902       8.25000
                      9            120,098,714        6.01884       8.25000
                      10           108,093,990        6.22782       8.25000
                      11           96,229,799         6.01920       8.25000
                      12           84,784,086         6.22855       8.25000
                      13           73,758,242         6.01994       8.25000
                      14           63,137,680         6.02031       8.25000
                      15           52,907,632         6.69255       8.25000
                      16           43,053,860         6.02107       8.25000
                      17           33,562,644         6.23051       8.25000
                      18           24,420,761         6.02185       8.25000
                      19           15,615,467         6.23131       8.25000
                      20            7,134,479         6.02264       8.25000
                ---------------------------------------------------------------

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.



                                      12